EXHIBIT 10

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of common stock, $0.0001 par value per share, of NextDecade Corporation is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The execution and filing of this agreement shall not be construed as an admission that the undersigned are a group, or have agreed to act as a group.

Dated:	October 4, 2018	Halcyon Mount Bonnell Fund LP

		By:	Halcyon Capital Management LP, its Manager

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

HDML Asset LLC

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

HCN LP
By:	Halcyon Capital Management LP, its Manager

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

HCN GP LLC

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

Halcyon Energy, Power and Infrastructure Capital Holdings LLC
By:	Halcyon Capital Management LP, its Manager

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

First Series of HDML Fund I LLC
By:	Halcyon Capital Management LP, its Manager

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

Halcyon Solutions Master Fund LP
By:	Halcyon Solutions GP LLC, its General Partner

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

Halcyon Solutions GP LLC

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

Halcyon Capital Management LP

	/s/ Suzanne McDermott		/s/ John Freese
Name:	Suzanne McDermott	Name:	John Freese
Title:	Chief Compliance Officer	Title:	Deputy General Counsel

October 4, 2018		October 4, 2018
Date		Date

/s/ Avinash Kripalani
Name:	Avinash Kripalani

October 4, 2018
Date

/s/ Jason Dillow
Name:	Jason Dillow

October 4, 2018
Date

/s/ Kevah Konner
Name:	Kevah Konner

October 4, 2018
Date